Visa Inc. Fiscal Second Quarter 2018 Financial Results April 25, 2018

Fiscal Second Quarter 2018 Financial Results2 ©2018 Visa. All rights reserved. This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2018. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will," "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to: • increased oversight and regulation of the global payments industry and our business; • impact of government-imposed restrictions on payment systems; • outcome of tax, litigation and governmental investigation matters; • increasingly intense competition in the payments industry, including competition for our clients and merchants; • proliferation and continuous evolution of new technologies and business models; • our ability to maintain relationships with our clients, merchants and other third parties; • brand or reputational damage; • management changes; • impact of global economic, political, market and social events or conditions; • exposure to loss or illiquidity due to settlement guarantees; • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union; • cyber security attacks, breaches or failure of our networks; • failure to maintain interoperability with Visa Europe’s systems and to migrate European activity onto VisaNet successfully; • our ability to successfully integrate and manage our acquisitions and other strategic investments; and • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2017, and our subsequent reports on Forms 10-Q and 8-K. Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. Forward-Looking Statements

Fiscal Second Quarter 2018 Financial Results3 ©2018 Visa. All rights reserved. Fiscal Second Quarter 2018 Results in billions, except percentages and per share data USD ($) YoY Change (%) Net Operating Revenues $5.1 13% GAAP Net Income $2.6 505% Adjusted Net Income(1) $2.6 26% GAAP Earnings Per Share $1.11 523% Adjusted Earnings Per Share(1) $1.11 30% Note: Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. • Double-digit growth in payments volume, cross-border volume and processed transactions • Increased Fiscal Full-Year 2018 Outlook based on strong performance in the first half • Returned $2.5B of capital to shareholders in the form of share repurchases and dividends (1) Adjusted Net Income and Adjusted Earnings Per Share excludes special items in the prior year.

Fiscal Second Quarter 2018 Financial Results4 ©2018 Visa. All rights reserved. Quarter ended December Payments Volume US$ in billions, nominal, except percentages INTL 1,003 INTL 1,152 INTL 601 INTL 678 INTL 403 INTL 474 U.S. 804 U.S. 881 U.S. 430 U.S. 479 U.S. 374 U.S. 403 1,807 2,033 1,030 1,157 777 877 INTL = International Total Visa Inc. Credit Debit YoY Change (constant) 10% 10% 9% YoY Change (nominal) 12% 13%13% Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant-dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. 2016 2017

Fiscal Second Quarter 2018 Financial Results5 ©2018 Visa. All rights reserved. Quarter ended March Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the earnings release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. Payments Volume US$ in billions, nominal, except percentages YoY Change (constant) 11% 10% 11% YoY Change (nominal) 14% 16%15% Note: On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant-dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. INTL 420 INTL 09 U.S. 575 U.S. 631 U.S. 277 U.S. 313 INTL 960 INTL 1,139 INTL 575 INTL 666 INTL 386 INTL 473 U.S. 776 U.S. 855 U.S. 404 U.S. 446 U.S. 372 U.S. 409 1,736 1,994 979 1,113 758 881 INTL = International Total Visa Inc. Credit Debit 2017 2018

Fiscal Second Quarter 2018 Financial Results6 ©2018 Visa. All rights reserved. Quarter ended March Transactions in millions, except percentages Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink, V PAY and PLUS cards processed on Visa’s networks. Credit 38% YoY Change 10% 12% Debit 62% Credit 38% 66% Debit 66% Debit 34% Credit 34% Credit 39,344 43,166 26,256 29,321 Processed TransactionsTotal Transactions 2017 2018

Fiscal Second Quarter 2018 Financial Results7 ©2018 Visa. All rights reserved. Quarter ended December Total Cards in millions, except percentages 3,132 1,062 2,070 3,250 1,085 2,166 Visa Inc. Credit Debit Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. YoY Change 2% 5%4% 2016 2017

Fiscal Second Quarter 2018 Financial Results8 ©2018 Visa. All rights reserved. 5,508 (1,031) 4,477 6,362 (1,289) 5,073 Gross Revenues Client Incentives Net Operating Revenues Fiscal 2017 Fiscal 2018 Revenue – Q2 2018 US$ in millions, except percentages YoY Change 25% 13%16% Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 18.7% 20.3% Client Incentives as a % of Gross Revenues 1.6ppts

Fiscal Second Quarter 2018 Financial Results9 ©2018 Visa. All rights reserved. Revenue Detail – Q2 2018 US$ in millions, except percentages 1,993 1,843 1,469 203 2,253 2,127 1,752 230 Service Revenues Data Processing Revenues International Transaction Revenues Other Revenues Fiscal 2017 Fiscal 2018 YoY Change 15% 19%13% 13% Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Operating Margin – Q2 2018

US$ in millions, except percentages



Reported GAAP Fiscal 2017
Adjusted non-GAAP Fiscal 2017
Reported GAAP Fiscal 2018
4,477
5,073
1,669
1,477
1,737
2,808
3,000
3,336
63%
67%
66%
Net Operating Revenue
Operating Expenses
Operating Income
Operating Margin

	Net Operating Revenue	Operating Expenses	Operating Income	Operating Margin
YOY Change *(Reported GAAP)*	**13%**	**4%**	**19%**	**3ppts**
YOY Change *(Adjusted non-GAAP)*	**N/A**	**18%**	**11%**	**(1)ppt**

N/A – Not applicable, as there were no non-GAAP adjustments

Note: There were no comparable adjustments for second quarter of fiscal 2018. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

10 Fiscal Second Quarter 2018 Financial Results

©2018 Visa. All rights reserved.

VISA

Fiscal Second Quarter 2018 Financial Results11 ©2018 Visa. All rights reserved. Operating Expenses – Q2 2018 US$ in millions, except percentages Note: There were no comparable adjustments for second quarter of fiscal 2018. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 13%35% 30% 17% (45)%YOY Change(Reported GAAP) 17% (100)% YOY Change (Adjusted non-GAAP) N/A N/A N/A N/A N/AN/A 4% 704 193 150 83 131 824 261 169 108 153 Personnel Marketing Network & Processing Professional Fees Depreciation & Amortization N/A – Not applicable, as there were no non-GAAP adjustments 406 214 222 Reported GAAP Fiscal 2017 Adjusted non-GAAP Fiscal 2017 Reported GAAP Fiscal 2018 2 0 Litigation Provision General & Administrative

Fiscal Second Quarter 2018 Financial Results12 ©2018 Visa. All rights reserved. Other Financial Results and Highlights • Cash, cash equivalents and available-for-sale investment securities of $14.2 billion at the end of the fiscal second quarter • Adjusted free cash flow of $2.6 billion for the fiscal second quarter • Capital expenditures of $213 million during the fiscal second quarter • On March 7, 2018, the Company acquired Fraedom to strengthen and expand Visa’s business solutions to meet the evolving needs of the B2B payments industry See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal Second Quarter 2018 Financial Results13 ©2018 Visa. All rights reserved. Financial Outlook for Fiscal Full-Year 2018 Annual net revenue growth Low double-digits on a nominal dollar basis, with approximately 1 percentage point of positive foreign currency impact Client incentives as a percentage of gross revenues 21.5% to 22.0% range Annual operating expense growth Low double-digits adjusted for special items in fiscal 2017 (see note below) Annual operating margin High 60s GAAP and adjusted effective tax rate 21% to 22% range, which includes a 6 percentage point reduction resulting from U.S. tax reform Annual diluted class A common stock earnings per share growth including the impact of U.S tax reform Low-60’s on a GAAP nominal dollar basis and high-20’s on an adjusted, non- GAAP nominal dollar basis (see note below). Both include approximately 9 to 10 percentage points driven by U.S. tax reform and approximately 1 to 1.5 percentage points of positive foreign currency impact Note: The financial outlook for fiscal full-year 2018 includes Visa Europe integration expenses of approximately $60 million for the full-year. Annual operating expense growth is derived from adjusted full-year 2017 operating expenses of $6.0 billion. Annual adjusted diluted class A common stock earnings per share growth is derived from adjusted full-year 2017 earnings per share results of $3.48. Refer to the accompanying financial tables for further details and a reconciliation of the adjusted fiscal full-year 2017 results.

Appendix

Fiscal Second Quarter 2018 Financial Results15 ©2018 Visa. All rights reserved. Calculation of Adjusted Free Cash Flow A- Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months ended March 31, 2018, the Company generated adjusted free cash flow of $2.6 billion, and returned $2.5 billion to investors through stock buybacks of $2.0 billion and dividends paid of $490 million. During the six months ended March 31, 2018, the Company generated adjusted free cash flow of $5.2 billion, and returned $4.7 billion to investors through stock buybacks of $3.8 billion and dividends paid of $948 million. The Company defines adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments made in the business. Adjusted free cash flow is a non-GAAP performance measure and should not be relied upon as a substitute for measures calculated in accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free cash flow. US$ in millions Three Months Ended March 31, 2018 Six Months Ended March 31, 2018 Net cash provided by operating activities $2,820 $5,582 Less: capital expenditures (213) (354) Adjusted free cash flow $2,607 $5,228